Deferred dry dock and special survey costs, net	9 Months Ended
Sep. 30, 2022
Deferred Dry Dock And Special Survey Costs Net
Deferred dry dock and special survey costs, net

6. Deferred dry dock and special survey costs, net:

The movement in deferred charges, net, in the accompanying Consolidated Balance Sheets are as follows:

Dry docking costs

Balance January 1, 2022	$912
Additions	189
Amortization of special survey costs	(266)
Balance September 30, 2022	$835

On January 14, 2022 “Pyxis Lamda” completed her first special survey. The total cost of special survey amounted $438 of which $189 incurred in the first half of 2022. The amortization of the special survey costs is separately reflected in the accompanying unaudited interim consolidated statement of comprehensive income /(loss).